UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 16, 2006


                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                        0-29804                82-0255758
-------------------------------        -----------        ----------------------
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)        file number        Identification Number)


          3755 Capital of Texas Highway Suite 160E, Austin Texas 78704
          ------------------------------------------------------------
          (Address of principal executive offices)


Registrant's telephone number, including area code: (512) 228-3932

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001 per
                                                            share

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 16, 2006, the Registrant's Board of Directors ratified a letter agreement (the "Letter Agreement"), dated June 7, 2006, with Gryphon Opportunities Fund I, LLC ("GOF") relating to future financing and recapitalization of the Registrant. Pursuant to the Letter Agreement, GOF agreed to release its lien on the Registrant's assets conditioned upon the Registrant receiving an aggregate of $570,000 of equity financing (of which $ 195,000 has been received to date). The Letter Agreement, among other things:

         o Calls for the Registrant to raise an initial $570,000 in equity financing with the new investors owning 90% of the Registrants equity after the raise;

         o Contemplates a 200 for one reverse stock spit with the Registrant having approximately 1,330,000 common shares outstanding thereafter;

         o Conditioned upon the Registrant raising a minimum of $1,000,000 in additional investment capital, GOF agrees to relinquish certain of rights to effect the Registrant's business operations, including, but not limited to, the right to object to the placing of liens on the Registrant's assets;

         o Requires the Registrant to seek equal treatment of all creditors and shareholders; and

         o Allows Youunis Zubchevich, the principal of GOF, for the next three years, to act as an observer at all board meetings and to recommend a Board member appointment, subject to Board approval.

         For the full terms of the Letter Agreement, reference is made to such agreement which is filed as an exhibit hereto.

ITEM 8.01. OTHER EVENTS

         On June 16, 2006, the Board of Directors accepted Robert Woodrow's resignation as a member of the Board of Directors and as President and Chief Executive Officer due to personal reasons. There were no disagreements with Mr. Woodrow which led to such resignation. Neil Burley, the Registrant's Chief Financial Officer, was appointed interim President and Chief Executive Officer.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit:

         10.1     The Letter Agreement


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2006

SecureCARE Technologies, Inc.

By:     /s/ NEIL BURLEY
        ------------------------------------
Name:   Neil Burley
Title:  Chief Financial Officer


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